GAVELLA CORP.
                             215 WEST MAIN STREET
                       MAPLE SHADE, NEW JERSEY   08052
                                (856) 667-0600
                            ______________________

                                  NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AT 10:00 AM,
                               ON MAY 30, 2001


TO THE STOCKHOLDERS OF GAVELLA CORP.:

The 2001 Annual Meeting of the Stockholders of Gavella Corp. (the
"Company"), a Delaware corporation, will be held at the offices of Haefele, Flanagan & Co., p.c., at 1000 Lenola Road, Building Two, Suite 200, Maple Shade, New Jersey, 08052, on May 30, 2001, at 10:00 A.M. At the meeting, stockholders will act on the following matters:

       (1) Election of two (2) Directors to hold office for the ensuing year and until their successors have been duly elected and qualified;

       (2) Approval of an increase in authorized shares of common stock of the Company from 3,000,000 to 5,000,000

       (3)     Approval of the 2001 Stock Option and Stock Issuance Plan;

       (4) Ratification of the appointment of Haefele, Flanagan & Co., p.c. as Independent auditors for fiscal 2001;

       (5)     Any other matters that properly come before the meeting.

Stockholders of record at the close of business on May 1, 2001 are entitled to vote at the meeting or any postponement or adjournment.

STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE (A) BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING, (B) BY DELIVERING A DULY EXECUTED PROXY BEARING A LATER DATE, OR (C) BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.


                        By Order of the Board of Directors:


                        Stephen M. Robinson, Corporate Secretary
May 8, 2001
Maple Shade, New Jersey

                           GAVELLA CORP.
                        215 WEST MAIN STREET
                  MAPLE SHADE, NEW JERSEY   08052
                           (856) 667-0600

                   ______________________________

                        PROXY STATEMENT
                   ______________________________

  This Proxy Statement contains information related to the annual meeting of stockholders of Gavella Corp. (the "Company"), to be held on Wednesday May 30, 2001 at 10:00 A.M., local time, at the offices of Haefele, Flanagan & Co., p.c., at 1000 Lenola Road, Building Two, Suite 200, Maple Shade, New Jersey, 08052, and at any adjournment or adjournments thereof.

                           ABOUT THE MEETING

  WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

          At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, approval of an increase in authorized shares of the Company's common stock, approval of the Company's stock option plan and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from stockholders.

  WHO IS ENTITLED TO VOTE?

          Only stockholders of record at the close of business on the record date, May 1, 2001 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

  WHO CAN ATTEND THE MEETING?

          All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

          Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

  WHAT CONSTITUTES A QUORUM?

          The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 2,000,000 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.



  HOW DO I VOTE?

          If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

  CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

          Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

  WHAT ARE THE BOARD'S RECOMMENDATIONS?

          Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

          (1)     for election of the nominated slate of directors
                  (see page 4);
          (2)     for the increase in authorized shares (see page 6)
          (3)     for the Stock Option and Stock Incentive plan
                  (see attached copy of plan)
          (4) for ratification of the appointment of Haefele, Flanagan & Co., p.c. as the Company's independent auditors (see page 6).

          With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

  WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

          ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

          OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

          If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


                            STOCK OWNERSHIP

  WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

  Stephen M. Robinson, Vice President, Secretary and a director of the Company, owns or controls 24.3% of the outstanding shares of common stock of the Company; and Harry J. Santoro, President, Treasurer and a director of the Company, owns or controls 23.3% of the outstanding shares of common stock of the Company. See the table below.

  HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS
  OWN?

          The following table sets forth the beneficial ownership of the Common Stock of the Company as of May 1, 2001, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:


                                 Shares of           Percentage of
                                 Common Stock        Outstanding
  Name and Address of            Beneficially        Common Stock
  Beneficial Owner               Owned               Beneficially Owned(1)
  Stephen M. Robinson
  172 Tuckerton Road
  Medford, NJ   08055                  485,893                  24.3%

  Harry J. Santoro
  215 West Main Street
  Maple Shade, NJ   08052              466,164                  23.3%

  All Directors and
  Officers as a group
  (2 persons)                          952,057                  47.6%


  __________________

  (1)   Based upon 2,000,000 shares outstanding as of  May 1, 2001.


  DO WE HAVE AN AUDIT COMMITTEE?

          We do not have an audit committee at this time, because the Company does not have any independent directors, and the directors also constitute all of the management of the Company.

          Our directors have met and held discussions with the independent auditors. The directors believe that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the directors have reviewed and discussed the consolidated financial statements with the independent auditors. Our directors discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These discussions have included a review as to the quality, not just the acceptability, of the Company's accounting principles.

          The Company's independent auditors also provided to the directors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the directors discussed with the independent auditors the auditors' independence from management and the Company. The directors have also considered the compatibility of non-audit services with the auditors' independence.

          Based upon the directors' discussion with the independent auditors and the directors' review of the report of the independent auditors, we have included the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

  The Board of Directors has not adopted an audit committee charter.


                                 ITEM 1

                         ELECTION OF DIRECTORS

  Two (2) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a plurality of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the
  Company:

  Name                       Age    Title                     Director Since
  Harry J. Santoro, CPA      48     President, Treasurer      1999
                                    and Director

  Stephen M. Robinson, Esq.  58     Vice President, Secretary 1999
                                    and Director

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
  LISTED HEREIN.

  BUSINESS EXPERIENCE OF THE DIRECTORS

  HARRY J. SANTORO.   Mr. Santoro is 48 years old and holds a
  Bachelor of Science Degree in Accounting from Drexel University, Philadelphia, PA, where he graduated Summa Cum Laude. He began work in 1975 with Haefele, Van Sciver & Co., a local certified Public Accounting firm. Three years later he became a Certified Public Accountant and was made a partner in the firm. The firm's name was changed to Haefele, Van Sciver, Santoro & Co. While at the firm he provided tax and financial planning services to individuals and businesses in a wide range of industries, including real estate development. He left the firm in 1982 to form a consulting company and to invest in real estate. He is currently engaged in real estate development and apartment management as principal and President of H. James Santoro, Inc. as well as the Company. He also offers consulting services related to mergers and acquisitions.

  STEPHEN M. ROBINSON. Mr. Robinson, who is 58 years old, is admitted to practice law in the State of New Jersey, and maintains a full time legal practice concentrating on corporations, securities and associated general practice matters. He received a B.A. from Rutgers University in 1964 and a J.D. from Rutgers Law School in 1967. From 1970 to 1973, Mr. Robinson was an assistant county prosecutor for Camden County, New Jersey, and from 1973 to 1978, he was an attorney with the United States Securities and Exchange Commission. He returned to private practice in 1978, and has been continuously involved in the legal aspects of public and private offerings of securities, other '33 Act filings,'34 Act filings for public companies and securities-oriented litigation. During the period from 1986 through 1992, Mr. Robinson was a shareholder of the law firm of Robinson & Sacharow, P.C., located in Maple
  Shade, New Jersey.   Mr. Robinson left such firm in 1992, and
  opened an office at 172 Tuckerton Road, Medford, New Jersey where he continues his securities practice.

  GENERAL INFORMATION

  Board of Directors. The Board of Directors held three meetings during 2000. Overall and individual attendance at the Board and committee meeting was 100 percent. Following the Annual Meeting, the Board will consist of two directors. In the interim between Annual Meetings, the Board has the authority under the By-laws to increase or decrease the size of the Board.

  HOW ARE DIRECTORS COMPENSATED?

          DIRECTORS COMPENSATION. All members of the Board are current employees of the Company, and do not receive any additional compensation for serving on the Board.

                         EXECUTIVE COMPENSATION

  The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of December 31, 2000 for services rendered to the Company during each of the last three fiscal years.

                         EXECUTIVE COMPENSATION SUMMARY TABLE

                                      Annual Compensation

Name and                              Stock                   Other Annual
Principal Position     Year   Salary  Options    Bonus        Compensation
-------------------    ----   ------  -------    ------       ------------
Harry J. Santoro,      1998     0           0       0           $39,874  (1)
President, Treasurer   1999     0           0       0           $45,000  (1)
                       2000     0           0       0           $62,600  (1)




Stephen M. Robinson,   1998     0           0       0           $25,660 (2)
VP, Secretary          1999     0           0       0                 0
                       2000     0           0       0            12,500 (2)

-----------------

          ________________
          (1) Includes fees payable to H. James Santoro,
          Inc. as property manager of the Spring Village
          Apartments and for administrative services rendered.

          (2)  Includes fees payable to Stephen M.
          Robinson, P.A. as corporate counsel.

          EMPLOYMENT AND CONSULTING AGREEMENTS

          There are no employment agreements with the officers of the Company.

          OPTION GRANTS FOR FISCAL 2000

          No options were granted during the year ending
          December 31, 2000.

          The Company presently does not have a formal stock option plan, and intends to adopt such plan at the annual meeting. See Item 3 below.


                                     ITEM 2

                        APPROVAL TO AMEND THE COMPANY'S
                         CERTIFICATE OF INCORPORATION
                           TO AUTHORIZE AN INCREASE
                                IN COMMON SHARES

          The Board of Directors requests that the stockholders approve an amendment to the Company's Certificate of Incorporation to authorize a common stock increase from the present 3,000,000 shares (par value $.001) to 5,000,000 shares (par value $.001).

          THE BOARD OF DIRECTORS RECOMMENDS THAT
          SHAREHOLDERS VOTE "FOR" THE INCREASE IN
          AUTHORIZED SHARES.

                                     ITEM 3

                         APPROVAL OF STOCK OPTION PLAN

             The Company seeks shareholder approval of the
          2001 Stock Option and Stock Issuance Plan (the
          "Plan"). The Plan is intended to promote the
          interests of the Company by providing eligible
          employees, non-employee board members,
          consultants and advisors with the opportunity to
          acquire a proprietary interest, or increase
          their proprietary interest, in the Company as an
          incentive for them to remain in the service of
          the Company.   A complete copy of the Plan is
          included herewith for your review.

          THE BOARD OF DIRECTORS RECOMMENDS THAT
          SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PLAN.


                                     ITEM 4

    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

          The Company has appointed Haefele, Flanagan &
          Co., p.c. as the Company's independent auditors for the fiscal year ending December 31, 2001.
          Services provided to the Company by Haefele, Flanagan & Co., p.c. in fiscal year 2000 included the examination of the Company's consolidated financial statements, preparation of federal and state income taxes, and services related to filings with the Securities and Exchanges Commission.

          Audit Fees.  Haefele, Flanagan & Co., p.c.
          billed us $18,800 in aggregate fees for
          professional services in fiscal 2000 in
          connection with the audit of our annual
          financial statements and the reviews of the financial statements contained in our quarterly reports on Form 10-QSB.

          Other Fees.  Haefele, Flanagan & Co., p.c.
          billed us $1,000 in aggregate fees for
          professional services in fiscal 2000 in
          connection with tax-related services.

          Representatives of Haefele, Flanagan & Co., p.c.
          will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          RATIFICATION OF THE APPOINTMENT OF HAEFELE,
          FLANAGAN & CO., P.C., AS THE COMPANY'S
          INDEPENDENT AUDITORS FOR FISCAL YEAR 2001


                       OTHER MATTERS

          As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above.
          In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                             ADDITIONAL INFORMATION

                  STOCKHOLDER PROPOSALS FOR THE 2001
          ANNUAL MEETING. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate
          Secretary no later than November 30, 2001.

                  PROXY SOLICITATION COSTS. The proxies
          being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company.
          Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means.
          The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                       By order of the Board of Directors:



                                       Stephen M. Robinson
                                       Corporate Secretary